UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

(Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: June 30 ,2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

June 30, 2011

(Unaudited)

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS

JUNE 30, 2011 (UNAUDITED)

Dear Shareholders,

Investors find themselves in a dilemma. Rapidly changing news and views regarding the domestic and global economies and the added uncertainties contributed by partisan politics has helped shape a volatile investment environment.  How does an investor find an appropriate mix of investments when uncertainty, mistrust and outright fear are at or near the surface and driving behavior?

The STAAR approach involves a number of key beliefs and practices.

1.

Greed and fear are the two worst motivations for making investment decisions.  Bubbles and subsequent crashes are often either caused or exacerbated by emotions.  From tulip bulbs to “dot coms” to real estate to gold, such bubble and bust extremes are a repeated historical reality due to human emotional frailty.

2.

A long-term view is important and ultimately will win the day.

3.

The universe seeks equilibrium.  Extremes in one direction or the other rarely last and when we identify extremes we can make a reasonable assumption that they will be “corrected” in the opposite direction.  This is why stock market bottoms coincide with extreme fears and market tops coincide with irrational exuberance.

4.

Awareness of short-term conditions helps in making allocation changes and identifying risks and opportunities.

5.

Trends can be identified and used to make better decisions.  There is an old adage that states, “The trend is your friend.”  The key is to go with a trend early and identify when it has run its course, at which time you exit that trend and look for another.

6.

We are willing to look “short-term stupid” if we are long-term right.

7.

Patience is often necessary to validate both long-term strategies and short-term actions.

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Long Term Total Returns
1926-2010	Geometric Annualized Total Return	Real Return*
Inflation	3.0%

T-Bills	3.6%	-0.3%
Intermediate Gov’t Bonds	5.4%	1.1%
Long Term Gov’t Bonds	5.5%	1.1%
Long Term Corporate Bonds	5.9%	1.4%
Large Company Stocks	9.9%	4.4%
Small Company Stocks	11.9%	5.9%

*After inflation and 25% taxes Total Return Data Source: 2011 Ibbotson SBBI Classic Yearbook

8.

Over long periods of time (5 or more years) the goal is to create a “real” rate of return above inflation and taxes.  (See chart)

9.

It is very difficult over long periods of time to create significant real rates of return in interest-bearing investments such as money markets, CDs and bonds.  The exception is when rates are historically high and the trend is toward lower inflation and lower interest rates.  This happened in the 1980’s and 1990’s.  Today interest rates are in a historically low area, which makes a long-term investment in such instruments likely to create negative real returns.

10.

Because the last 15 years have been among the best in history for bonds, the next ten to fifteen years is likely to be well below average.

11.

Interest-bearing instruments are useful for short-term objectives, as portfolio stabilizers and for holding reserves during uncertain or negative economic periods.

12.

Companies ARE the economy.  Private and public businesses create wealth and jobs.  Governments do not create wealth very well; they generally only enable or disable private sector creativity and productivity.  If businesses do not grow and make profits, then there are no economic underpinnings to support governments or other entities dependent on taxes or charity.  If companies fail, then little else will be worth anything except tradable commodities and services.  Such dire economic conditions can lead to tyrannical dictatorships.

13.

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Companies are the most likely creators of real return.  The long term average total return (including dividends reinvested) of large company stocks from 1926 through 2010 was 9.9% compared to 3% inflation.  Bonds returned around 5.5% and T-Bills 3.6%.  Subtract taxes and inflation and you can see the problem presented if we are too conservative.

14.

Because the last twelve years have been among the worst such periods for stocks the potential for the stock market for the next ten years is well above average.  Our research and evaluation indicates that there are many companies with excellent balance sheets and profitability that are priced very attractively.  Overall the stock market is a bit undervalued.  If the overall economic conditions improve, stocks could advance robustly over the next two to three years or more.

15.

Fear-oriented “hedges” such as gold tend to increase dramatically in value in times of uncertainty and/or high inflation and crash when economies stabilize.  With the huge gains in gold from 2002 to 2010 gold’s performance from 1926 through 2010 rose to about a 4.4% annual total return.   However, from 1926 through 2004 gold’s return was only a bit more than 3.6%, about the same as treasury bills.  The last time gold increased so dramatically was in the late 1970’s and early 1980’s.   An ounce of gold rose from $36 in 1970 to $875 (Intraday) in 1980 (+2,330%) only to drop to $257 by 2001 (-70.6%).  During that period of time an ounce of gold did not produce any income.  If the world economies stabilize over the next couple years, what is likely to be the effect on gold prices?  Generally, history does tend to repeat itself.  Gold recently exceeded $1,750 and ounce!  That’s a 581% increase since 2001!  While that is not as dramatic as the 1970’s rise, we need to remember that it was in 1971 that the United States went off the gold standard against US currency. Much of the dramatic increase can be attributed to a bit of a slingshot effect.   One axiom fits here: The higher the rise the bigger the fall.

16.

Demand for industrial and consumable commodities is virtually certain to increase drastically with projected increases in world population.  Therefore we will allocate a reasonable portion of our investment portfolios to these, if not directly then through owning companies, funds and ETFs that are invested in these.

17.

Income-producing real estate is an excellent complement to stocks over long periods of time.  Yes the recent bubble and crash will discourage, but prices are now in a lower range and rents are increasing.

18.

Diversification spreads out risk.  We believe that reasonable diversification is very important to most investors’ well being.

19.

Actively adjusting allocations (not “market timing”) can enhance returns and mitigate risk.  There are times when strategically re-balancing a portfolio is both prudent and potentially productive in terms of enhancing returns.

I hope this review has been helpful.  I believe in our approach and have a large portion of my personal and family assets invested in the STAAR Funds.  We are thankful for your confidence and trust and we are working hard on your behalf.

Sincerely,

J. Andre Weisbrod

Chairman of the Board of Trustees, the STAAR Investment Trust

CEO and Chief Investment Officer, STAAR Financial Advisors, Inc.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE

JUNE 30, 2011 (UNAUDITED)

Management Discussion of Fund Performance

The first half of 2011 was a tale of two markets.   The first quarter saw a continuation of 2010 gains as the economic recovery progressed.  But the second quarter saw weakness due to a slowing of economic growth and surrounding political uncertainty and lack of leadership.

The slowdown has kept inflation fears at bay and interest rates low.  The big question for investors is whether the economy is headed for the “double-dip” recession.

These uncertainties in global as well as domestic economies have created a tentative short-term environment leading to what at the least is a correction in a longer-term up trend.  Indeed, investor concerns about political inadequacies and government debt problems led to a recent sell-off in stocks.  However, most of the economic factors we consider point to a slowdown, but not another recession.  If so we would be reasonably optimistic about a positive finish for stock markets in 2011.  We see positives in many sectors and many excellent companies that have good balance sheets, cash flows, margins and growth prospects that are paying dividends well above bond interest rates.  There appear to be many excellent values among stocks and we continue to evaluate and look for opportunities.

The outlook for bonds is stable short-term, but continued devaluation of the dollar coupled with a steady rise in inflation would pose significant risks to intermediate and long term bond holders.  Therefore our strategy remains to keep average maturities shorter, sacrificing yield for safety.

STAAR AltCat Fund:

The Fund is flexibly managed with few restrictions regarding countries, sectors and size of companies owned directly or through underlying funds.  A portion of the assets (usually between 10% and 35%) is normally invested overseas.  We have been relatively conservative since last year and maintained above average cash positions.  That plus some rotations in the market away from some of our long-term core positions (i.e. energy) and weakness in foreign markets resulted in performance  (+4.6%) that was less than the S&P 500 (+6.0%), though essentially identical to the Fund’s Morningstar World Stock Category average (+4.7%).

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

A number of the Funds holdings experienced double-digit gains for the six-month period.  Multiple holdings in the Healthcare and Real Estate Investment Trust sectors exceeded 10% gains.  ICU Medical was a standout, returning almost 20%, and Bristol Myers Squib, the Live Oak Health Sciences Fund, the Vanguard Health care Fund and the iShares Nasdaq Biotech, iShares DJ US Healthcare, iShares DJ US Medical Devices and iShares S&P Global Health ETFs all returned in the 13-17% range.  On the REIT side, the SPDR S&P Dow Jones REIT and Vanguard  REIT Index ETFs both returned over 10%.

Other noteworthy holdings that performed well included the Irish business services firm Accenture, which gained 25.5%, analytical instrument manufacturer Waters Corporation (+23.2%), Costco (up 13.1%), and healthcare data management firm Quality Systems rose 26%.  IShares Silver trust increased 14% and McDonalds returned 11.4%.

With the exception of Accenture the Fund’s foreign holdings underperformed.  Most disappointing were India’s Tata Motors (-23.3%), Eaton Vance Greater India Fund (-10.2%) and Ship Finance International Ltd (-12.7%).

We are pleased to report that the AltCat Fund retained a 4-star rating by Morningstar.

STAAR General Bond Fund and Short-term Bond Fund:

We continued to keep bond maturities short, which hurt overall performance.  The investment grade quality and 40% government/government backed prospectus restrictions prevented us from obtaining higher yields from lower-rated securities.  Our focus has been on preservation of capital. Locking in long-term bonds exposes the portfolios to increased loss risks if interest rates rise.

STAAR International Fund:

In general foreign stocks under performed U.S. socks in the first half of 2011.  Weightings that served the Fund well in the past weakened particularly in the last three months, causing the Fund to under perform its benchmark indexes.  While the EAFE index rose 4.98%, the INTF saw only a 1.99% gain.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Emerging markets holdings lagged, including India’s Tata Motors (-23.3%) and Wisdom Tree India Earnings ETF (-10.2%) and iShares Chile ETF (-4%).  In the metals mining sector, Canada’s Thompson Creek Metals Company was a large disappointment, down 32.2%.  Ship Finance International Ltd slid 12.7%.

More pleasing results were put in by Ireland’s business services firm Accenture, which gained 25.5%, British beverage producer and distributor Diageo PLC ADR (+11.5%), the Harbor International Fund (+7.2%), iShares Belgium ETF (+9.1%), Templeton Foreign Fund (+7.5%) and iShares Sweden ETF (+5.6%).

We are pleased to report that the STAAR International Fund retained a 4-star rating from Morningstar.

STAAR Larger Company Stock Fund:

Large company stocks continued on the recovery road with a 6% gain in the first half of 2011.  However significant weakness developed in the second quarter.  A higher than average cash position contributed to the STAAR LCSF’s under performance with a 3.9% return.

Some positions disappointed significantly, including regional bank Northern Trust Company (-16%), the Fairholme Fund (-9.4%) and Prudhoe Bay Royalty Trust (-8%).   Best performers included apparel company VF Corporation (+27.4%), analytical instrument manufacturer Waters Corporation (+23.2%), railroad CSX Corp (+22.3%), data management firm EMC Corporation (+20.3%), oil and gas equipment and services provider National Oilwell Varco (+16.6%), International Business Machines (+17.9%) iShares Nasdaq Biotechnology ETF (+14.2%), iShares Dow Jones US Medical Devices ETF (+13.8%), iShares Dow Jones US healthcare ETF (+13.7%) and Costco (+13.1%).

In this environment we are favoring solid companies that pay above average dividends.   If economic conditions improve a combination of income and growth will produce good returns.  If there is a downturn, higher dividends will help.

STAAR Smaller Company Stock Fund:

Small companies performed similarly to large companies in the first half of 2011 with the Russell 2000 index achieving a return of 6.2%.  Due to a larger than average cash position and some under performing positions, the STAAR SCSF trailed the averages with a total return of 3.2%.

The best performers in the portfolio included swimming pool products distributor SCP Pool, Inc (+33.5%), healthcare data management firm Quality Systems (+26%), vascular therapy systems maker ICU Medical  (+19.7%), control systems manufacturer and service provider Powell Industries, Inc. (+11.0%) and iShares S&P Small Cap 600 Growth ETF (+11.2%).  The biggest disappointments were specialty chemical/water treatment company Nalco Holdings (-12.7%), infrastructure-oriented Shaw Group (-11.7%), Internet medical information provider WebMD Health Corporation (-10.7% and specialty foods company Inventure Foods, Inc. (-7.6%).

Looking ahead we are considering various economic scenarios and opportunities.  Small stocks tend to perform well in inflationary and expansionary environments but can suffer steeper losses than large stocks during economic downturns.  Our goal is to maintain a good balance between value and growth oriented positions and to identify sectors and companies that offer above average potential.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

Perspective & Performance Indexes used for comparisons are selected as being closest to each Fund’s objectives.

AltCat (Alternative Categories) Fund (SITAX) -- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 6/30/11	Last Quarter	Year -to- Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR AltCat Fund (ACF)	-1.17%	+4.64%	+25.65%	-0.44%	+2.97%	+4.55%	+4.65%	+4.90%
S&P 500 Index	+0.10%	+6.02%	+30.69%	+3.34%	+2.94%	+2.72%	+5.03%	+6.59%
US Open End World Stock	+0.39%	+4.72%	+30.18%	+1.70%	+3.20%	+4.88%	+5.24%	+5.99%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR General Bond Fund (SITGX) -- A high-grade general bond portfolio of US Gov't, Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

For periods ending 6/30/11	Last Quarter	Year -to- Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR General Bond Fund (GBF)	+0.57%	+1.45%	+2.40%	+3.06%	+3.06%	+3.27%	+4.10%	+3.96%
Barcap Intermed Gov/Cred Index	+2.12%	+2.47%	+3.77%	+5.76%	+6.08%	+5.35%	+5.86%	+5.83%
Morningstar Intermed-Term Bd Fd Avg	+1.84%	+2.84%	+5.33%	+6.69%	+5.99%	+5.30%	+5.18%	+5.40%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

International Fund (SITIX) -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 6/30/11	Last Quarter	Year -to- Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR International Fund (INTF)	-0.31%	+1.99%	+24.42%	-0.34%	+2.88%	+5.96%	+4.22%	+5.17%
EAFE Index	+1.56%	+4.98%	+30.36%	-1.77%	+1.48%	+5.66%	+5.01%	+4.76%
Morningstar Foreign Large Blend Fds Avg	+1.18%	+4.19%	+30.80%	-1.65%	+1.70%	+5.14%	+5.18%	+4.84%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Larger Company Stock Fund (SITLX) -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 6/30/11	Last Quarter	Year -to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Larger Company Stock Fund (LCSF)	-0.88%	+3.86%	+24.82%	+0.14%	+0.18%	+1.09%	+3.04%	+4.12%
S&P 500 Index	+0.10%	+6.02%	+30.69%	+3.34%	+2.94%	+2.72%	+5.03%	+6.59%
Morningstar Large Blend Fds Avg	-0.19%	+5.45%	+29.68%	+2.60%	+2.49%	+2.68%	+5.15%	+5.52%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

STAAR Short Term Bond Fund (SITBX) -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3years.

For periods ending 6/30/11	Last Quarter	Year -to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Short Term Bond Fund (STBF)	+0.25%	+0.19%	+0.85%	+0.88%	+1.95%	+2.95%	+3.97%	+3.96%
Barcap 1-3 Year US Govt Index	+0.81%	+0.88%	+1.38%	+3.05%	+4.27%	+3.75%	+4.56%	+4.65%
Morningstar Short-Term Bd Fd Avg	+0.79%	+1.42%	+3.02%	+3.93%	+3.98%	+3.67%	+3.97%	+4.13%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Smaller Company Stock Fund (SITSX) -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 6/30/11	Last Quarter	Year -to- Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Smaller Company Stock Fund (SCSF)	-3.25%	+3.20%	+27.41%	+3.97%	+1.16%	+4.02%	+6.47%	+6.53%
Russell 2000 Index	-1.61%	+6.21%	+37.41%	+7.77%	+4.08%	+6.27%	+7.13%	+7.53%
Morningstar Small Blend Fds Avg	-1.52%	+6.36%	+36.82%	+7.35%	+3.72%	+6.97%	+9.26%	+9.00%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in

August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

For a current prospectus, call 1-888-717-8227 or visit www.staarfunds.com

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 75.35%

Chemical-Diversification - 2.14%
50,000	E.I. Du Pont De Nemour, 5.00%, 7/15/13	$ 54,121

Commerce-Banks Southern US - 1.20%
30,000	Regions Financial Corp. 4.875%, 4/26/13	30,258

Diversified Banking Institution - 6.22%
100,000	Bank of America Corp. 4.50%, 4/1/15	104,550
50,000	Citigroup, Inc. 5.00%, 9/15/14	52,398
		156,948
Finance Investor Broker-Banker - 8.11%
100,000	Merrill Lynch, 5.77%, 7/25/11 MTN	99,974
100,000	Merrill Lynch, 6.05%, 5/16/16 MTN	104,839
		204,813
Medical-HMO - 8.54%
200,000	United Health Group, 4.75%, 2/10/14	215,432

Motorcycles, Bicycles, & Parts - 2.07%
50,000	Harley-Davidson Inc. 5.25%, 12/15/12	52,337

Multi-line Insurance - 7.49%
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	52,207
30,000	Hartford Financial Services Group, 4.00%, 3/30/15	30,926
100,000	Hartford Financial Services Group, 4.75%, 3/1/14	105,927
		189,060
Oil Refining & Marketing - 1.28%
30,000	Sunoco Inc. 5.75%, 1/15/17	32,322

Printing-Commercial - 1.21%
30,000	Donnelly RR & Sons Co. 4.95%, 4/1/14	30,504

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares/Principal		Value

Sovereign Agency - 29.72%
50,000	Federal Farm Credit Bank 1.98%, 11/24/15	50,017
50,000	Federal Farm Credit Bank 2.05%, 12/21/15	50,017
50,000	Federal Farm Credit Bank 2.45%, 12/28/15	50,444
39,000	Federal Farm Credit Bank 4.75%, 12/12/13	42,805
100,000	Federal Home Loan Bank, Call/Step, 1.00%, 9/23/15 *	100,281
50,000	Federal Home Loan Mortgage Corporation, 1.00%, 5/24/13	50,055
100,000	Federal Home Loan Mortgage Corporation, 4.375%, 11/9/11	101,490
50,000	Federal National Mortgage Association, 1.30%, 3/28/14	50,117
100,000	Federal National Mortgage Association, 1.375%, 7/19/13	100,050
50,000	Federal National Mortgage Association, 1.85%, 9/16/15	49,844
100,000	Federal National Mortgage Association, 2.625%, 11/20/14	104,871
		749,991
Super-Regional Banks US - 4.00%
100,000	Capital One, 5.70%, 9/15/11	101,004

Telephone-Integrated - 1.24%
30,000	Centurylink Inc. 6.00%, 4/1/17	31,300

Tobacco - 2.13%
50,000	Philip Morris International, Inc. 4.875%, 5/16/13	53,636

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,863,254) - 75.35%		1,901,726

CLOSED-END FUNDS - 2.05%
2,500	PIMCO Corporate Opportunity Fund	51,700
TOTAL FOR CLOSED-END FUNDS (Cost $37,198) - 2.05%		51,700

EXCHANGE TRADED FUNDS - 11.34%
1,200	iShares Barclays TIPS Bond	132,768
3,000	Vanguard Mortgage-Backed Securities	153,420
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $280,378) - 11.34%		286,188

* Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Shares/Principal		Value

SHORT TERM INVESTMENTS - 10.56%
266,604	Federated Prime Obligations Fund 0.10% * (Cost $266,604)	266,604

TOTAL INVESTMENTS (Cost $2,447,434) - 99.30%		2,506,218

OTHER ASSETS LESS LIABILITIES - 0.70%		17,679

NET ASSETS - 100.00%		$2,523,897

* Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 74.59%

Airlines - 5.76%
100,000	Southwest Airlines Co. 6.50%, 3/1/12	$ 103,494

Auto Cars/Light Trucks - 5.76%
100,000	Daimler Finance NA LLC, 7.30%, 1/15/12	103,481

Commerce-Banks Central US - 1.39%
25,000	GE Money Bank CD 1.00%, 6/10/13	24,920

Commerce-Banks Western US - 4.06%
38,000	Capmark Bank CD 5.00%, 7/2/13	40,841
30,000	Morgan Stanley CD 4.25%, 12/16/13	32,049
		72,890
Diversified Banking Institution - 11.73%
50,000	Citigroup Inc. 5.00%, 9/15/14	52,398
100,000	Citigroup Inc. 5.50%, 4/11/13	106,168
50,000	Morgan Stanley 4.75%, 4/1/14	52,119
		210,685
Diversified Financial Services - 7.93%
140,000	American Express Travel, 5.25%, 11/21/11	142,435

Food Miscellaneous/Diversified - 3.00%
50,000	Kraft Foods Inc. 6.00% 2/11/13	53,914

Motorcycles, Bicycles & Parts - 8.74%
150,000	Harley-Davidson Inc. 5.25%, 12/15/12	157,012

Multi-line Insurance - 2.90%
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	52,207

Office Automation & Equipment - 2.80%
50,000	Xerox Corp. 6.875%, 8/15/11	50,336

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares/Principal		Value

Sovereign Agency - 17.71%
25,000	Federal Farm Credit Bank 4.60%, 12/27/12	26,554
20,000	Federal Farm Credit Bank 5.05%, 11/25/13	22,046
25,000	Federal Home Loan Bank 4.00%, 12/13/13	26,993
30,000	Federal Home Loan Mortgage Corporation 1.00%, 5/24/13	30,033
35,000	Federal Home Loan Mortgage Corporation 1.50%, 7/12/13	35,011
50,000	Federal National Mortgage Association, 1.30%, 3/28/14	50,117
50,000	Federal National Mortgage Association, 1.375%, 7/19/13	50,025
50,000	Federal National Mortgage Association, 2.00%, 1/30/12	50,469
25,000	Federal National Mortgage Association, 4.22%, 9/26/13	26,994
		318,242
Super-Regional Banks US - 2.81%
50,000	Capital One, 5.70%, 9/15/11	50,502

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,327,791) - 74.59%		1,340,118

EXCHANGE TRADED FUNDS - 10.63%
1,800	iShares Barclays 1-3 Year Treasury Bond	151,740
500	Vanguard Short-Term Corporate Bond	39,175
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $190,742) - 10.63%		190,915

SHORT TERM INVESTMENTS - 14.12%
253,691	Federated Prime Obligations Fund 0.10% * (Cost $253,691)	253,691

TOTAL INVESTMENTS (Cost $1,772,224) - 99.34%		1,784,724

OTHER ASSETS LESS LIABILITIES - 0.66%		11,950

NET ASSETS - 100.00%		$1,796,674

* Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares		Value

COMMON STOCK - 9.90%

Bituminous Coal & Lignite Mining - 0.70%
200	Walter Energy, Inc.	$ 23,160

Canned, Frozen & Preserved Fruit, & Food Specialties - 0.48%
300	Heinz H.J. Co.	15,984

Computer & Office Equipment - 0.52%
100	International Business Machines Corp.	17,155

Computer Storage Devices - 0.67%
800	EMC Corp. *	22,040

Converted Paper & Paperboard Products - 0.40%
200	Kimberly Clark Corp.	13,312

Crude Petroleum & Natural Gas - 0.47%
200	Anadarko Petroleum Corp.	15,352

Drawing & Insulating Nonferrous Wire - 0.33%
600	Corning, Inc.	10,890

Electric Services - 1.00%
600	PPL Corp.	16,698
400	Southern Co.	16,152
		32,850
Laboratory Analytical Instruments - 0.58%
200	Waters Corp. *	19,148

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.33%
100	V.F. Corp.	10,856

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares		Value

National Commercial Banks - 0.34%
400	Wells Fargo & Co.	11,224

Oil & Gas Filed Machinery & Equipment - 0.47%
200	National Oilwell Varco, Inc.	15,642

Petroleum Refining - 1.13%
200	BP Prudhoe Bay Royalty Trust	22,332
200	Hess Corp.	14,952
		37,284
Railroads, Line-Haul Operating - 0.24%
300	CSX Corp.	7,866

Retail-Drug Stores and Proprietary Stores - 0.13%
100	Walgreen Co.	4,246

Retail-Eating Places - 0.51%
200	McDonald's Corp.	16,864

Retail-Lumber & Other Building Materials - 0.44%
400	Home Depot, Inc.	14,488

Retail-Variety Stores - 0.25%
100	Costco Wholesale Corp.	8,124

Search, Detection, Navigation, Guidance, Aeronautical Sys - 0.20%
200	Flir Systems, Inc.	6,742

State Commercial Banks - 0.14%
100	Northern Trust Corp.	4,596

Surgical & Medical Instruments & Apparatus - 0.57%
200	3M Co.	18,970

TOTAL FOR COMMON STOCK (Cost $273,737) - 9.90%		326,793

The accompanying notes are an integral part of these financial statements.

Shares		Value

EXCHANGE TRADED FUNDS - 13.62%
800	Internet HOLDRs	61,488
200	iShares Dow Jones US Basic Materials Sector Index	15,828
200	iShares Dow Jones US Healthcare Sector Index	14,756
600	iShares Dow Jones US Medical Devices Index	40,188
200	iShares Dow Jones US Real Estate Index	12,060
200	iShares Nasdaq Biotechnology *	21,332
2,500	iShares Russell Mid Cap Growth Index	154,575
500	iShares S&P 500 Index	66,210
300	iShares S&P Global Technology Sector	18,315
600	iShares S&P North American Natural Resources	26,196
200	iShares S&P North American Tech-Software *	12,670
100	Vanguard REIT Index	6,010
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $370,636) - 13.62%		449,628

OPEN-END MUTUAL FUNDS - 67.93%
7,483	AF Fundamental Investors Fund F-1	289,513
17,354	Brown Advisory Growth Equity Inst *	236,536
3,756	Calamos Growth A *	210,844
5,325	Fairholme Fund *	171,626
12,722	Franklin Rising Dividends Fund A *	448,440
5,165	Heartland Select Value Fund *	157,375
4,986	Mairs & Power Growth Fund	378,257
2,272	Tocqueville Fund *	53,539
16,479	Yacktman Fund *	295,796
TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $1,670,045) - 67.93%		2,241,926

SHORT TERM INVESTMENTS - 8.50%
280,662	Federated Prime Obligations Fund 0.10% ** (Cost $280,662)	280,662

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Shares	Value

TOTAL INVESTMENTS (Cost $2,595,080) - 99.95%	3,299,009

OTHER ASSETS LESS LIABILITIES - 0.05%	1,486

NET ASSETS - 100.00%	$3,300,495

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares		Value

COMMON STOCK - 5.33%

Lumber & Wood Products (No Furniture) - 0.22%
200	Koppers Holdings, Inc.	$ 7,586

Miscellaneous Chemical Products - 0.40%
500	Nalco Holding Co.	13,905

Miscellaneous Fabricated Metal Products - 0.18%
200	Shaw Group, Inc. *	6,042

Miscellaneous Food Preparation - 0.93%
8,000	Inventure Foods, Inc. *	31,920

Semiconductors & Related Devices - 0.34%
200	NVE Corp. *	11,690

Services-Business Services, NEC - 0.53%
400	WebMD Health Corp. *	18,232

Services-Computer Integrated Systems Design - 0.76%
300	Quality Systems, Inc.	26,190

Services-Equipment Rental & Leasing, NEC - 0.71%
800	Textainer Group Holdings Ltd.	24,592

Surgical & Medical Instruments - 0.38%
300	ICU Medical, Inc. *	13,110

Switchgear & Switchboard Apparatus - 0.32%
300	Powell Industries, Inc. *	10,950

Wholesale-Hardware & Plumbing & Heating Equipment & Supplies - 0.39%
200	Watsco, Inc.	13,598

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares		Value

Wholesale-Miscellaneous Durable Goods - 0.17%
200	Pool Corp.	5,962

TOTAL FOR COMMON STOCK (Cost $140,006) - 5.33%		183,777

EXCHANGE TRADED FUNDS - 14.08%
1,500	iShares Russell 2000 Value Index	110,115
700	iShares Russell Microcap Index	35,868
1,200	iShares S&P Smallcap 600 Growth Index	96,480
300	Jefferies TR/J CRB Wildcatters Expl & Prod Equity *	15,009
500	Market Vectors Environmental Services Index *	26,683
400	PowerShares Global Water Portfolio	8,104
700	WisdomTree Midcap Earnings	41,111
3,200	WisdomTree Smallcap Dividend	152,448
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $397,068) - 14.08%		485,818

OPEN END MUTUAL FUNDS - 71.12%
9,606	Columbia Acorn Fund Class Z	306,912
10,361	Franklin Microcap Value Fund Class A *	351,667
7,663	Keeley Smallcap Value Fund Class A *	202,983
20,242	Royce Microcap Fund Investment Class *	365,764
14,836	Royce Opportunity Fund Investment Class *	183,814
9,330	Satuit Capital Microcap Fund Class A *	318,797
13,178	Aberdeen Smallcap Fund Class A	207,811
87,295	Wasatch Smallcap Value Fund *	337,832
12,492	William Blair Smallcap Value Fund Class I *	178,134
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $2,074,056) - 71.12%		2,453,714

REAL ESTATE INVESTMENT TRUSTS - 0.37%
300	EastGroup Properties, Inc. (Cost $11,259)	12,753

SHORT TERM INVESTMENTS - 9.07%
312,835	Federated Prime Obligations Fund 0.10% ** (cost $312,835)	312,835

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

TOTAL INVESTMENTS (Cost $2,935,224) - 99.97%	3,448,897

OTHER ASSETS LESS LIABILITIES - 0.03%	1,190

NET ASSETS - 100.00%	$3,450,087

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares		Value

COMMON STOCK - 3.27%

Beverages - 0.52%
200	Diageo Plc. ADR	$ 16,374

Deep Sea Foreign Transportation - 0.57%
1,000	Ship Finance International Ltd.	18,020

Metal Mining - 0.19%
600	Thompson Creek Metals Co., Inc. *	5,988

Motor Vehicles & Passenger Car Bodies - 0.50%
700	Tata Motors Ltd. ADR *	15,757

Semiconductors & Related Devices - 0.20%
1,000	Siliconware Precision Industries Co. Ltd. ADR *	6,220

Services-Business Services, NEC - 0.76%
400	Accenture Plc. Class A	24,168

Services-Equipment Rental & Leasing, NEC - 0.19%
200	Textainer Group Holdings Ltd.	6,148

Telephone Communications (No Radio Telephone) - 0.34%
400	America Movil S.A.B. ADR *	10,776

TOTAL FOR COMMON STOCK (Cost $94,881) - 3.27%		103,451

EXCHANGE TRADED FUNDS - 11.63%
300	Builders Emerging Markets 50 ADR Index	13,977
1,600	iShares MSCI Australia Index Fund	41,680
500	iShares MSCI Austria Index Fund	11,380

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares		Value

1,000	iShares MSCI Belgium Index Fund	14,110
400	iShares MSCI Brazil Index Fund	29,340
400	iShares MSCI Canada Index Fund	12,668
200	iShares MSCI Chile Index Fund	15,074
1,000	iShares MSCI Emerging Markets Index Fund	47,600
1,500	iShares MSCI Malaysia Index Fund	22,920
1,300	iShares MSCI Singapore Index Fund	17,849
200	iShares MSCI Sweden Index Fund	6,356
2,000	iShares MSCI Taiwan Index Fund *	30,360
300	iShares MSCI Turkey Investable Markets Index Fund	17,880
500	iShares MSCI S&P Latin America 40 Index Fund	25,810
600	SPDR S&P Emerging Asia Pacific Fund	50,748
400	WisdomTree India Earnings Fund	9,576
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $311,630) - 11.63%		367,328

OPEN END MUTUAL FUNDS - 75.07%
9,069	American Europacific Growth Fund Class-F-1 *	390,074
1,438	Eaton Vance Greater India Fund Class-A	36,356
6,791	Harbor International Fund Institutional Class *	440,700
4,383	Marsico International Opportunities Fund *	58,606
9,344	Putnam International Capital Opportunities Fund Class A *	340,413
11,455	Sextant International Fund *	183,398
14,234	Franklin Templeton Developing Markets Trust Class A *	367,530
37,698	Franklin Templeton Foreign Fund Class A *	282,738
19,039	The Aberdeen International Equity Fund Institutional Service Class	271,305
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,547,213) - 75.07%		2,371,120

SHORT TERM INVESTMENTS - 9.97%
314,872	Federated Prime Obligations Fund 0.10% ** (cost $314,872)	314,872

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Shares	Value

TOTAL INVESTMENTS (Cost $2,268,596) - 99.94%	3,156,771

OTHER ASSETS LESS LIABILITIES - 0.06%	1,877

NET ASSETS - 100.00%	$ 3,158,648

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2011 (UNAUDITED)

Shares		Value

COMMON STOCKS - 13.21%

Beverages - 0.75%
300	Diageo Plc. ADR	24,561

Bituminous Coal & Lignite Mining - 0.36%
100	Walter Energy, Inc.	11,580

Computer Storage Devices - 0.59%
700	EMC Corp. *	19,285

Converted Paper & Paperboard Products - 0.41%
200	Kimberly Clark Corp.	13,312

Crude Petroleum & Natural Gas - 0.71%
300	Anadarko Petroleum Corp.	23,028

Deep Sea Foreign Transportation - 0.55%
1,000	Ship Finance International Ltd.	18,020

Electric Services - 0.88%
600	PPL Corp.	16,698
300	Southern Co.	12,114
		28,812
Industrial Organic Chemicals - 0.35%
300	Lyondellbasell Industries Class-A	11,556

Laboratory Analytical Instruments - 0.59%
200	Waters Corp. *	19,148

Miscellaneous Food Preparation - 0.43%
3,500	Inventure Foods, Inc. *	13,965

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Shares		Value

Motor Vehicles & Passenger Car - 0.28%
400	Tata Motors Ltd. ADR *	9,004

Oil & Gas Field Machinery & Equipment - 0.48%
200	National Oilwell Varco, Inc.	15,642

Perfumes, Cosmetics & Other Toilet Preparations - 0.22%
500	United Guardian Inc.	7,295

Petroleum Refining - 1.14%
200	Prudhoe Bay Royalty Trust	22,332
200	Hess Corp.	14,952
		37,284
Pharmaceutical Preparations - 0.36%
400	Bristol Myers Squibb Co.	11,584

Railroads, Line-Haul Operating - 0.48%
600	CSX Corp.	15,732

Refuse Systems - 0.23%
200	Waste Management, Inc.	7,454

Retail-Drug Stores and Proprietary Stores - 0.39%
300	Walgreen Corp.	12,738

Retail-Eating Places - 0.52%
200	McDonalds Corp.	16,864

Retail-Variety Stores - 0.25%
100	Costco Wholesale Corp.	8,124

Semi-conductors & Related Devices - 0.59%
200	NVE Corp. *	11,690

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

1,200	Siliconware Precision Industries Co. ADR *	7,464
		19,154
Services-Business Services, NEC - 0.56%
300	Accenture Plc. Class-A	18,126

Services-Computer Integrated Systems Design 0.80%
300	Quality Systems, Inc.	26,190

Services-Equipment Rental & Leasing, NEC - 0.75%
800	Textainer Group Holding Ltd.	24,592

Surgical & Medical Instruments & Apparatus - 0.54%
400	ICU Medical, Inc. *	17,480

TOTAL FOR COMMON STOCKS (Cost $330,256) - 13.21%		430,530

EXCHANGE TRADED FUNDS - 32.90%
1,800	Builders Emerging Markets 50 ADR Index Fund	83,862
500	First Trust ISE Chindia Index	12,615
1,000	First Trust-ISE Revere Natural Gas	21,540
1,000	Internet HOLDR's ADR	76,860
300	I-Shares DJ US Basic Materials Sector Fund	23,742
400	I-Shares DJ US Health Care Sector Index Fund	29,512
800	I-Shares DJ US Medical Devices Index Fund	53,584
300	I-Shares Dow Jones US Real Estate	18,090
1,700	I-Shares MSCI Australia Index Fund	44,285
200	I-Shares MSCI Brazil Index Fund	14,670
200	I-Shares MSCI Chile Investable Market Index Fund	15,074
700	I-Shares MSCI Taiwan Index Fund *	10,626
300	I-Shares NASDAQ Biotechnology Index Fund *	31,998
500	I-Shares Russell 2000 Index Fund	41,400
300	I-Shares Russell Microcap Index Fund	15,372
3,600	I-Shares Russell Midcap Growth Index Fund	222,588

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

100	I-Shares S&P Global Energy Sector Index Fund	4,175
100	I-Shares S&P Global Healthcare Sector Index Fund	5,813
500	I-Shares S&P Global Infrastructure Fund	18,665
500	I-Shares S&P Global Technology Sector Fund	30,525
250	I-Shares S&P Latin America 40 Index Fund Class-F	12,905
500	I-Shares S&P North America Natural Resources Sector	21,830
300	I-Shares S&P North America Tech-Software Index *	19,005
600	I-Shares Silver Trust *	20,304
200	Jefferies TR/J CRB Wildcatters Exploration & Production Equity *	10,006
500	Market Vectors Environmental Service *	26,683
300	Market Vectors-Agribusiness *	16,137
900	Powershares Cleantech Portfolio	25,542
800	Powershares Dynamic Leisure & Entertainment	15,776
600	Powershares Global Water Portfolio	12,156
400	SPDR Dow Jones Wilshire REIT Fund	26,640
800	SPDR S&P Emerging Asia Pacific Fund	67,664
100	Vanguard REIT Index	6,010
300	Wisdomtree Midcap Earnings Fund	17,619

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $871,861) - 32.90%		1,073,273

OPEN END MUTUAL FUNDS - 41.50%
1,195	American Smallcap World Fund Class-F-1 *	47,159
1,420	Eaton Vance Greater India Fund Class-A	35,915
8,511	Franklin Global Mutual Discovery Fund Class-A *	260,939
5,939	Franklin Natural Resources Fund Class-A *	248,309
3,849	Ivy Pacific Opportunities Fund Class-A *	65,317
12,187	Live Oak Health Sciences Fund *	178,904
3,945	Matthews Asian Growth & Income Fund	71,244
553	Muhlenkamp Fund *	30,824
4,883	Neuberger Berman Focus Fund Class-Advisor *	50,247
743	Permanent Portfolio Fund *	35,817
2,310	Vanguard Energy Fund	163,707

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

1,182	Vanguard Health Care Fund	165,401

TOTAL FOR OPEN END MUTUAL FUNDS (Cost $922,326) - 41.50%		1,353,783

REAL ESTATE INVESTMENT TRUSTS - 0.26%
200	Eastgroup Properties Inc.	8,502

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $7,641) - 0.26%		8,502

TOTAL FOR SECURITIES (Cost $2,132,084) - 87.87%		2,866,088

SHORT TERM INVESTMENTS - 12.03%
392,459	Federated Prime Obligations Fund 0.10% ** (cost $392,459)	392,459

TOTAL INVESTMENTS (Cost $2,524,543) - 99.90%		3,258,547

OTHER ASSETS LESS LIABILITIES - 0.10%		3,311

NET ASSETS - 100.00%		$ 3,261,858

** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:	GBF	STBF	LCSF	SCSF	INTF	ACF
Investments in Securities, at Value (Cost $2,447,434; $1,772,224;$2,595,080; $2,935,224;$2,268,596; $2,524,543,respectively)
	$2,506,218	$1,784,724	$3,299,009	$3,448,897	$3,156,771	$3,258,547
Receivables:
Prepaid Expenses	2,178	1,212	2,995	3,256	3,682	3,881
Dividends and Interest	18,636	15,120	534	223	146	1,403
Total Assets	2,527,032	1,801,056	3,302,538	3,452,376	3,160,599	3,263,831
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	241	169	796	832	758	786
Other Accrued Expenses	2,845	4,186	1,247	1,457	1,193	1,187
Dividends Payable	49	27	-	-	-	-
Total Liabilities	3,135	4,382	2,043	2,289	1,951	1,973
Net Assets	$2,523,897	$1,796,674	$3,300,495	$3,450,087	$3,158,648	$3,261,858

Net Assets Consist of:
Paid In Capital	$2,636,906	$1,856,158	$3,105,456	$3,603,469	$2,334,667	$2,711,461
Accumulated Undistributed Net Investment Income (Loss) on Investments	3,331	(56,962)	(274,132)	(408,640)	(132,864)	(135,466)
Accumulated Undistributed Realized Income (Loss) on Investments	(175,124)	(15,022)	(234,747)	(258,403)	68,682	(48,103)
Unrealized Appreciation in Value of Investments	58,784	12,500	703,918	513,661	888,163	733,966
Net Assets (for 251,240; 200,503; 266,820; 296,824 245,932; 241,232, shares outstanding, respectively)	$2,523,897	$1,796,674	$3,300,495	$3,450,087	$3,158,648	$3,261,858
Net Asset Value and Offering Price Per Share	$ 10.05	$ 8.96	$ 12.37	$ 11.62	$ 12.84	$ 13.52

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the six months ended June 30, 2011 (Unaudited)

	GBF	STBF	LCSF	SCSF	INTF	ACF
Investment Income:
Dividends (net of foreign tax withholding of $5 for ACF, respectively)	$3,590	$ 590	$13,622	$ 7,247	$ 9,578	$ 15,254
Interest	38,058	21,045	83	97	89	151
Total Investment Income	41,648	21,635	13,705	7,344	9,667	15,405

Expenses:
Advisory Fees (Note 3)	4,357	2,690	15,218	15,925	14,435	14,856
Distribution Fees	715	549	195	200	80	179
Transfer Agent and Fund Accounting Fees	4,223	2,377	5,280	5,558	4,987	5,149
Administrative Fees	1,245	769	1,691	1,769	1,604	1,651
Audit Fees	3,320	1,888	3,620	4,101	3,588	3,620
Legal Fees	1,611	1,338	1,952	2,094	1,894	1,875
Custody Fees	1,367	1,312	1,650	1,636	1,448	1,573
Printing Fees	252	162	298	353	252	252
Insurance Fees	1,098	1,009	1,559	1,538	705	612
Compliance Fees	574	524	722	768	665	621
Director's Fees	664	165	940	994	815	851
Other	1,820	1,610	2,310	2,246	2,185	2,438
Total Expenses	21,246	14,393	35,435	37,182	32,658	33,677

Net Investment Income (Loss)	20,402	7,242	(21,730)	(29,838)	(22,991)	(18,272)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	9,732	2,937	51,914	66,194	73,019	52,395
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,743	(7,030)	94,335	70,783	12,019	113,176
Net Realized and Unrealized Gain (Loss) on Investments	15,475	(4,093)	146,249	136,977	85,038	165,571

Net Increase in Net Assets Resulting from Operations	$35,877	$3,149	$124,519	$107,139	$ 62,047	$147,299

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended	For the Year Ended

	6/30/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Income	$ 20,402	$ 39,903
Net Realized Gain on Investments	9,732	12,149
Net Change in Unrealized Appreciation on Investments	5,743	9,131
Net Increase in Net Assets Resulting from Operations	35,877	61,183

Distributions to Shareholders from:
Net Investment Income	(16,125)	(39,901)
Realized Gains	-	-
Return of Capital	-	-
Net Change in Net Assets from Distributions	(16,125)	(39,901)

Capital Share Transactions:
Proceeds from Sale of Shares	147,910	833,286
Shares Issued on Reinvestment of Dividends	16,041	39,685
Cost of Shares Redeemed	(252,259)	(494,927)
Net Increase (Decrease) from Shareholder Activity	(88,308)	378,044

Net Assets:
Net Increase (Decrease) in Net Assets	(68,556)	399,326
Beginning of Period	2,592,453	2,193,127
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $3,331 and $(946), respectively)	$2,523,897	$2,592,453

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2011	For the Year Ended 12/31/2010

Increase in Net Assets From Operations:
Net Investment Income	$ 7,242	$ 12,772
Net Realized Gain on Investments	2,937	3,450
Net Change in Unrealized Depreciation on Investments	(7,030)	(270)
Net Increase in Net Assets Resulting from Operations	3,149	15,952

Distributions to Shareholders from:
Net Investment Income	(14,008)	(12,772)
Realized Gains	-	-
Return of Capital	-	(42,851)
Net Change in Net Assets from Distributions	(14,008)	(55,623)

Capital Share Transactions:
Proceeds from Sale of Shares	550,659	395,918
Shares Issued on Reinvestment of Dividends	13,917	55,299
Cost of Shares Redeemed	(443,873)	(1,925,790)
Net Increase (Decrease) from Shareholder Activity	120,703	(1,474,573)

Net Assets:
Net Increase (Decrease) in Net Assets	109,844	(1,514,244)
Beginning of Period	1,686,830	3,201,074
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(56,962) and $(50,196), respectively)	$1,796,674	$1,686,830

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2011	For the Year Ended 12/31/2010

Increase in Net Assets From Operations:
Net Investment Loss	$ (21,730)	$ (28,778)
Net Realized Gain (Loss) on Investments	51,914	(120,371)
Net Change in Unrealized Appreciation on Investments	94,335	534,169
Net Increase in Net Assets Resulting from Operations	124,519	385,020

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	129,229	152,700
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(200,960)	(211,810)
Net Decrease from Shareholder Activity	(71,731)	(59,110)

Net Assets:
Net Increase in Net Assets	52,788	325,910
Beginning of Period	3,247,707	2,921,797
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(274,132) and $(252,402), respectively)	$ 3,300,495	$3,247,707

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2011	For the Year Ended 12/31/2010

Increase in Net Assets From Operations:
Net Investment Loss	$ (29,838)	$ (45,770)
Net Realized Gain on Investments	66,194	90,574
Net Change in Unrealized Appreciation on Investments	70,783	560,117
Net Increase in Net Assets Resulting from Operations	107,139	604,921

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	119,433	334,653
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(253,089)	(286,900)
Net Increase (Decrease) from Shareholder Activity	(133,656)	47,753

Net Assets:
Net Increase (Decrease) in Net Assets	(26,517)	652,674
Beginning of Period	3,476,604	2,823,930
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(408,640) and $(378,802), respectively)	$ 3,450,087	$3,476,604

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2011	For the Year Ended 12/31/2010

Increase in Net Assets From Operations:
Net Investment Loss	$ (22,991)	$ (20,352)
Net Realized Gain on Investments	73,019	21,658
Net Change in Unrealized Appreciation on Investments	12,019	296,103
Net Increase in Net Assets Resulting from Operations	62,047	297,409

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	35,612	174,156
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(147,514)	(293,187)
Net Decrease from Shareholder Activity	(111,902)	(119,031)

Net Assets:
Net Increase (Decrease) in Net Assets	(49,855)	178,378
Beginning of Period	3,208,503	3,030,125
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(132,864) and $(109,872), respectively)	$3,158,648	$3,208,503

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2011	Year Ended 12/31/2010

Increase in Net Assets From Operations:
Net Investment Loss	$ (18,272)	$ (26,241)
Net Realized Gain on Investments	52,395	52,806
Net Change in Unrealized Appreciation on Investments	113,176	326,789
Net Increase in Net Assets Resulting from Operations	147,299	353,354

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	123,388	277,340
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(168,227)	(380,839)
Net Decrease from Shareholder Activity	(44,839)	(103,499)

Net Assets:
Net Increase in Net Assets	102,460	249,855
Beginning of Period	3,159,398	2,909,543
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(135,466) and $(117,194), respectively)	$ 3,261,858	$3,159,398

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011	Years Ended

		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.97	$ 9.86	$ 9.65	$ 10.14	$ 10.11	$ 10.06

Income From Investment Operations: ***
Net Investment Income *	0.08	0.17	0.24	0.33	0.35	0.35
Net Gain (Loss) on Securities (Realized and Unrealized)	0.06	0.10	0.34	(0.51)	0.10	0.01
Total from Investment Operations	0.14	0.27	0.58	(0.18)	0.45	0.36

Distributions:
From Net Investment Income	(0.06)	(0.16)	(0.37)	(0.31)	(0.42)	(0.31)
From Net Realized Gain	-	-	-	-	-	-
Total from Distributions	(0.06)	(0.16)	(0.37)	(0.31)	(0.42)	(0.31)

Net Asset Value, at End of Period	$ 10.05	$ 9.97	$ 9.86	$ 9.65	$ 10.14	$ 10.11

Total Return **	1.45%	2.79%	6.13%	(1.74)%	4.53%	3.73%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,524	$ 2,592	$ 2,193	$ 2,644	$ 2,998	$ 3,688
Ratio of Expenses to Average Net Assets	1.71%†	1.70%	1.75%	1.44%	1.56%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64%†	1.68%	2.44%	3.32%	3.48%	3.47%
Portfolio Turnover	94.69%	69.10%	37.18%	103.60%	30.22%	40.48%
Such Ratios are After Effect of Expenses Waived	-	-	-	-	-	$ 0.01

† Annualized

*Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, the period.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011	Years Ended

		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.02	$ 9.23	$ 9.21	$ 9.38	$ 9.30	$ 9.21

Income From Investment Operations: ***
Net Investment Income *	0.04	0.05	0.10	0.17	0.31	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)	0.01	0.06	(0.15)	0.10	0.04
Total from Investment Operations	0.02	0.06	0.16	0.02	0.41	0.32

Distributions:
From Net Investment Income	(0.08)	(0.06)	(0.14)	(0.19)	(0.33)	(0.23)
Return of Capital	-	(0.21)	-	-	-	-
From Net Realized Gain	-	-	-	-	-	-
Total from Distributions	(0.08)	(0.27)	(0.14)	(0.19)	(0.33)	(0.23)

Net Asset Value, at End of Period	$ 8.96	$ 9.02	$ 9.23	$ 9.21	$ 9.38	$ 9.30

Total Return **	0.19%	0.67%	1.79%	0.19%	4.41%	3.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,797	$ 1,687	$ 3,201	$ 3,690	$ 1,358	$ 1,494
Ratio of Expenses to Average Net Assets	1.87%†	1.80%	1.82%	1.58%	1.41%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.94)% †	0.51%	1.11%	1.87%	3.33%	3.04%
Portfolio Turnover	153.70%	92.33%	78.72%	115.00%	41.49%	11.79%
Such Ratios are After Effect of Expenses Waived	-	-	-	-	-	$ 0.01

† Annualized

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011	Years Ended

		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 11.91	$ 10.52	$ 9.03	$ 13.56	$ 14.05	$ 13.14

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.08)	(0.10)	(0.11)	(0.05)	(0.09)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.54	1.49	1.60	(4.48)	0.59	1.32
Total from Investment Operations	0.46	1.39	1.49	(4.53)	0.50	1.24

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	-	-	-	(0.99)	(0.33)
Total from Distributions	-	-	-	-	(0.99)	(0.33)

Net Asset Value, at End of Period	$ 12.37	$ 11.91	$ 10.52	$ 9.03	$ 13.56	$ 14.05

Total Return **	3.86%	13.21%	16.50%	(33.41)%	3.57%	9.44%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,300	$ 3,248	$ 2,922	$ 2,613	$ 4,422	$ 4,488
Ratio of Expenses to Average Net Assets	2.10%†	2.19%	2.30%	1.91%	1.90%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.29)% †	(0.97)%	(1.15)%	(0.42)%	(0.59)%	(0.56)%
Portfolio Turnover	7.56%	45.48%	17.08%	15.99%	36.83%	22.95%

† Annualized

* Per share net investment income has been determined on the basis of average shares outstanding  during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011

		Years Ended
		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 11.26	$ 9.32	$ 7.41	$ 11.38	$ 13.87	$ 14.85

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.10)	(0.15)	(0.13)	(0.11)	(0.14)	(0.17)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.46	2.09	2.04	(3.86)	(0.33)	2.26
Total from Investment Operations	0.36	1.94	1.91	(3.97)	(0.47)	2.09

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	-	-	-	(2.02)	(3.07)
Total from Distributions	-	-	-	-	(2.02)	(3.07)

Net Asset Value, at End of Period	$ 11.62	$ 11.26	$ 9.32	$ 7.41	$ 11.38	$ 13.87

Total Return **	3.20%	20.82%	25.78%	(34.89)%	(3.40)%	14.22%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,450	$ 3,477	$ 2,824	$ 2,188	$ 4,041	$ 4,850
Ratio of Expenses to Average Net Assets	2.10%†	2.16%	2.31%	1.96%	1.92%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.69)% †	(1.52)%	(1.68)%	(1.17)%	(0.98)%	(1.06)%
Portfolio Turnover	3.89%	12.96%	14.03%	16.27%	40.26%	37.46%

† Annualized

* Per share net investment income has been determined on the basis of average shares outstanding  during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011

		Years Ended
		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 12.59	$ 11.44	$ 8.70	$ 16.33	$ 15.62	$ 13.54

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.09)	(0.08)	(0.09)	(0.03)	0.09	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.34	1.23	2.83	(6.64)	2.35	2.90
Total from Investment Operations	0.25	1.15	2.74	(6.67)	2.44	2.89

Distributions:
From Net Investment Income	-	-	-	-	(0.09)	-
From Net Realized Gain	-	-	-	(0.96)	(1.64)	(0.81)
Total from Distributions	-	-	-	(0.96)	(1.73)	(0.81)

Net Asset Value, at End of Period	$ 12.84	$ 12.59	$ 11.44	$ 8.70	$ 16.33	$ 15.62

Total Return **	1.99%	10.05%	31.49%	(40.82)%	15.63%	21.38%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,159	$ 3,209	$ 3,030	$ 2,329	$ 5,837	$ 5,378
Ratio of Expenses to Average Net Assets	2.04%†	2.17%	2.31%	1.96%	1.92%	1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.43)% †	(0.69)%	(0.90)%	(0.25)%	0.51%	(0.06)%
Portfolio Turnover	4.86%	8.68%	15.30%	21.47%	18.46%	15.66%

† Annualized

* Per share net investment income has been determined on the basis of average shares outstanding  during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/ 2011

		Years Ended
		12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 12.92	$ 11.50	$ 9.74	$ 15.58	$ 14.46	$ 14.28

Income From Investment Operations: ***
Net Investment Loss *	(0.07)	(0.11)	(0.10)	(0.03)	(0.01)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.67	1.53	1.86	(5.01)	2.09	1.75
Total from Investment Operations	0.60	1.42	1.76	(5.04)	2.08	1.67

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	-	-	(0.80)	(0.96)	(1.49)
Total from Distributions	-	-	-	(0.80)	(0.96)	(1.49)

Net Asset Value, at End of Period	$ 13.52	$ 12.92	$ 11.50	$ 9.74	$ 15.58	$ 14.46

Total Return **	4.64%	12.35%	18.07%	(32.37)%	14.45%	11.65%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,262	$ 3,159	$ 2,910	$ 2,376	$ 3,821	$ 3,095
Ratio of Expenses to Average Net Assets	2.04%†	2.19%	2.34%	1.90%	1.91%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.11)% †	(0.91)%	(0.95)%	(0.19)%	(0.08)%	(0.55)%
Portfolio Turnover	8.75%	22.58%	34.12%	32.95%	19.88%	11.08%

† Annualized

* Per share net investment income has been determined on the basis of average shares outstanding  during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 (UNAUDITED)

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR General Bond Fund (GBF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Smaller Company Stock Fund (SCSF)

               STAAR International Fund (INTF)

               STAAR Alternative Categories Fund (ACF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the six months ended June 30, 2011.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2011:

GBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$1,901,726	-	$1,901,726
Closed-End Funds	51,700	-	-	51,700
Exchange Traded Funds	286,188	-	-	286,188
Short-Term Investments	266,604	-	-	266,604
Total	$ 604,492	$1,901,726	-	$2,506,218

STBF

Assets (b)	Level 1	Level 2	Level3	Total
Corporate/Bonds	$ -	$1,340,118	-	$ 1,340,118
Exchange Traded Funds	190,915	-	-	190,915
Short-Term Investments	253,691	-	-	253,691
Total	$444,606	$1,340,118	-	$1,784,724

LCSF

Assets b)	Level 1	Level2	Level3	Total
Common Stocks	$326,793	-	-	$326,793
Exchange Traded Funds	449,628	-	-	449,628
Open-End Funds	2,241,926	-	-	2,241,926
Short-Term Investments	280,662	-	-	280,662
Total	$3,299,009	-	-	$3,299,009

SCSF

Assets (b)	Level 1	Level2	Level3	Total
Common Stocks	$183,777	-	-	$183,777
Exchange Traded Funds	485,818	-	-	485,818
Open-End Funds	2,453,714	-	-	2,453,714
Real Estate Investment Trusts	12,753	-	-	12,753
Short-Term Investments	312,835	-	-	312,835
Total	$3,448,897	-	-	$3,448,897

INTF

Assets (b)	Level 1	Level2	Level3	Total
Common Stocks	$103,451	-	-	$103,451
Exchange Traded Funds	367,328	-	-	367,328
Open-End Funds	2,371,120	-	-	2,371,120
Short-Term Investments	314,872	-	-	314,872
Total	$3,156,771	-	-	$3,156,771

ACF

Assets (b)	Level 1	Level2	Level3	Total
Common Stocks	$430,530	-	-	$430,530
Exchange Traded Funds	1,073,273	-	-	1,073,273
Open-End Funds	1,353,783	-	-	1,353,783
Real Estate Investment Trusts	8,502	-	-	8,502
Short-Term Investments	392,459	-	-	392,459
Total	$3,258,547	-	-	$3,258,547

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the six months ended June 30, 2011.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

	Shares Owned
Affiliates	GBF	STBF	LCSF	SCSF	INTF	ACF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	3,869	2,465	13,319	17,094	14,500	25,519
Employees	-	-	-	2,513	-	-
Total Number of Shares	3,869	2,465	13,319	19,607	14,500	25,519

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund.  The Board has made annual extensions to the Management Agreement through the period of December 2010.  The extensions provide that the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.35% for the STBF, 0.35% for the GBF, and 0.90% for all other portfolios.  For the six months ended June 30, 2011 the Advisor earned $4,357, $2,690, $15,218, $15,925, $14,435, and $14,856 for the GBF, STBF, LCSF, SCSF, INTF, and ACF, respectively.  As of June 30, 2001 the Fund owed the Advisor $241, $169, $796, $832, $758, and $786 for the GBF, STBF, LCSF, SCSF, INTF, and ACF, respectively.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below, was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were absorbed by the investment advisor. Subsequent to December 31, 2000, the investment Advisor no longer absorbed 12b-1 fees.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of June 30, 2011, as follows:

	Value of Shares Owned
Affiliates	GBF	STBF	LCSF	SCSF	INTF	ACF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	$38,867	$22,088	$164,750	$198,693	$186,228	$345,055
Employees	-	-	-	29,203	-	-
Total Value of Shares Owned	$38,867	$22,088	$164,750	$227,896	$186,228	$345,055

Mr. Weisbrod is an interested director because he is an owner of the Advisor.

Aggregate annual Trustee fees for the six months ended June 30, 2011 were $4,800, and $9,600 for the fiscal year ended December 31, 2010.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2011 was $2,636,906 representing 251,240 shares outstanding for the GBF, $1,856,158 representing 200,503 shares outstanding for the STBF, $3,105,456 representing 266,820 shares outstanding for the LCSF, $3,603,469 representing 296,824 shares outstanding for the SCSF, $2,334,667 representing 245,932 shares outstanding for the INTF, and $2,711,461 representing 241,232 shares outstanding for the ACF.  Transactions in capital shares for the six months ended June 30, 2011 and the year ended December 31, 2010, were as follows:

	June 30, 2011
Shares	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	14,629	61,231	10,605	10,358	2,757	9,335
Shares issued on Reinvestment of Dividends	1,597	1,553	-	-	-	-
Shares Redeemed	(25,139)	(49,296)	(16,522)	(22,284)	(11,620)	(12,676)
Net Increase (Decrease)	(8,913)	13,488	(5.917)	(11,926)	(8,863)	(3,341)

	June 30, 2011
Dollar Value	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	$147,910	$550,659	$129,229	$119,433	$35,612	$123,388
Shares issued on Reinvestment of Dividends	16,041	13,917	-	-	-	-
Shares Redeemed	(252,259)	(443,873)	(200,960)	(253,089)	(147,514)	(168,227)
Net Increase (Decrease)	$(88,308)	$(120,703)	$(71,731)	$(133,656)	$(111,902)	$(44,839)

	December 31, 2010
Shares	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	83,165	42,925	14,299	34,224	15,684	23,924
Shares issued on Reinvestment of Dividends	3,976	6,074	-	-	-	-
Shares Redeemed	(49,462)	(208,782)	(19,397)	(28,548)	(25,754)	(32,390)
Net Increase (Decrease)	37,679	(159,783)	(5,098)	5,676	(10,070)	(8,466)

	December 31, 2010
Dollar Value	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	$833,286	$395,918	$152,700	$334,653	$174,156	$277,340
Shares issued on Reinvestment of Dividends	39,685	55,299	-	-	-	-
Shares Redeemed	(494,927)	(1,925,790)	(211,810)	(286,900)	(293,187)	(380,839)
Net Increase (Decrease)	$378,044	$(1,474,573)	$(59,110)	$47,753	$(119,031)	$(103,499)

Note 5. Investment Transactions

For the six months ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,601,180 and $2,261,351 for the GBF, $2,216,048 and $2,896,275 for the STBF, $247,820 and $470,867 for the LCSF, $133,864 and $425,930 for the SCSF, $150,891 and $409,588 for the INTF, and $272,474 and $437,250 for the ACF, respectively.

Note 6. Tax Matters

At December 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$62,890	$(9,849)	$53,041

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$21,856	$(2,326)	$19,530
LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$622,622	$(13,039)	$609,583

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$583,532	$(140,654)	$442,878

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$904,042	$(27,898)	$876,144

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$668,350	$(47,560)	$620,790

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

GBF	Value
Undistributed ordinary income	$ (946)
Undistributed capital loss	(184,856)
Unrealized appreciation on investments	53,041

STBF	Value
Undistributed ordinary loss	$ (50,196)
Undistributed capital loss	(17,959)
Unrealized appreciation on investments	19,530

LCSF	Value
Undistributed ordinary loss	$ (252,402)
Undistributed capital loss	(286,661)
Unrealized appreciation on investments	609,583

SCSF	Value
Undistributed ordinary loss	$ (378,802)
Undistributed capital loss	(324,597)
Unrealized appreciation on investments	442,878

INTF	Value
Undistributed ordinary loss	$ (109,872)
Undistributed capital loss	(4,337)
Unrealized appreciation on investments	876,144

ACF	Value
Undistributed ordinary loss	$ (117,194)
Undistributed capital loss	(100,498)
Unrealized appreciation on investments	620,790

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax-basis components of distributions paid in 2011 and 2010 are as follows:

For the six months ended June 30, 2011 the GBF paid an ordinary distribution of $16,125.

For the year ended December 31, 2010 the GBF paid an ordinary distribution of $39,901.

For the six months ended June 30, 2011 the STBF paid an ordinary distribution of $14,008.

For the year ended December 31, 2010 the STBF paid an ordinary distribution of $12,772 and a return of capital distribution of $42,851 for a total distribution of $55,623.

As of December 31, 2010, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	GBF	STBF	LCSF	SCSF	INTF	ACF
2011	$ -	$ -	$ -	$ -	$ -	$ -
2012	-	1,315	-	-	-	-
2013	-	-	-	-	-	-
2014	-	-	-	-	-	-
2015	129,661	-	123,646	262,162	-	-
2016	55,195	16,644	45,409	62,435	4,337	100,498
2017	-	-	117,606	-	-	-
	$ 184,856	$ 17,959	$ 286,661	$ 324,597	$ 4,337	$ 100,498

The above capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION

JUNE 30, 2011 (UNAUDITED)

Expense Example

As a shareholder of the STAAR Investment Trust, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

		Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,014.46	$8.54
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,016.31	$8.55

* Expenses are equal to the Fund's annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,001.86	$9.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.52	$9.35

* Expenses are equal to the Fund's annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,038.62	$10.61
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.38	$10.49

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
	Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,031.97	$10.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.38	$10.49

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,019.86	$10.22
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.68	$10.19

* Expenses are equal to the Fund's annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		Alternative
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011
Actual	$1,000.00	$1,046.44	$10.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.68	$10.19

* Expenses are equal to the Fund's annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS

JUNE 30, 2011 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 1122 Church Street Ambridge, PA 15003, 59	Trustee	Continuous, 10 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 73	Trustee	Continuous, 11 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 62	Secretary/Trustee	Continuous, 15 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS AND COMMITTEE MEMBERS

JUNE 30, 2011 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS AND COMMITTEE MEMBERS (CONTINUED)

JUNE 30, 2011 (UNAUDITED)

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 2669 Hunters Point Dr. Wexford, PA 15090, Age 61	Indeterminate / 15 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington St. Leetsdale, PA 15056, Age 62	Indeterminate / 15 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver St. Sewickley, PA 15141, Age 73	Indeterminate / 11 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 1122 Church St. Ambridge, PA 15003, Age 59	Indeterminate / 10 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chartered Financial Consultant, The American College, 1986. Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chairman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Living Bridge Church Worship Team, 2009-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C. ;  1964-78 --Account Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Imani Christian Academy and Starr Investment Trust; Past: D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2006 - Present Accounting Consultant – CJL Engineering Moon Twp., PA;  2001 - Present St. Stephen’s Episcopal Church Sewickley, PA , Director of Finance;   2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.  Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2011.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committee also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST

ADDITIONAL INFORMATION

JUNE 30, 2011 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

 Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Carson & Co., LLC

201 Village Commons Dr.

Sewickley, PA 15143

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics

(d) There were no waivers to the Code of Ethics granted during the period.

The Trust adopted a Code of Ethics on November 30, 1999 that was previously filed with the prospectus and SAI dated May 1, 2000. The Code of Ethics was Amended at a meeting of the Board of Trustees on December 15, 2005. The Code of Ethics is designed to protect shareholder interests and includes sections addressing general ethics as well as specific concentration on areas such as prohibited transactions, pre-clearance procedures, certifications and reports by access persons, confidentiality and conflicts of interest

(f) The Code of Ethics may be found at www.staarfunds.com

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics may be found at www.staarfunds.com

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(3)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

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J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

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J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date 09/07/2011

The STAAR Investment Trust

(Registrant)

Date 09/07/2011